UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada			0-18953	87-0448736
(State or Other Jurisdiction			(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon Ave.,	Tulsa,	Oklahoma		74107
(Address of Principal Executive Offices)				(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AAON	NASDAQ

Item 1.01    Entry into a Material Definitive Agreement.

On July 26, 2021 (the "Effective Date"), AAON, INC., an Oklahoma corporation, and AAON COIL PRODUCTS, INC., a Texas corporation, both wholly-owned subsidiaries of AAON, INC., a Nevada corporation (the "Company"), entered into an Amended and Restated Loan Agreement (the "Agreement"), with BOKF, NA dba Bank of Oklahoma (the "Lender").

The Agreement provides for a $30 million revolving credit facility with the Lender from the Effective Date to July 26, 2024. The Agreement contains quarterly financial covenants obligations, including as of June 30, 2021. As of June 30, 2021, we were in compliance with our financial covenants related to the Agreement. These financial covenants require that we meet certain parameters related to our consolidated leverage ratio (must be less than 2 to 1) and our consolidated total liabilities to tangible net worth ratio (must be less than 2 to 1).

Additionally, the new revolving credit facility includes fallback language clearly defining an alternative reference rate which provides for specified replacement rates, as defined in the Agreement, upon a LIBOR cessation event. At the time of a LIBOR cessation event, the replacement rate self-executes without the need for negotiations or a formal amendment process.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference. A copy of the Agreement is attached hereto as Exhibit 99.1.

Item 2.03 Creation of Direct Financial Obligation.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	A copy of Amended and Restated Loan Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	July 29, 2021	By:	/s/ Luke A. Bomer
Luke A. Bomer, Secretary